UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2015

John Hancock

Disciplined Value International Fund

Semiannual report 2/28/15

A message to shareholders

Dear fellow shareholder,

Strong economic growth in the United States set the global standard in 2014, and appears to be continuing to do so in 2015. The portfolio teams in our network are generally optimistic about sustained relative strength in the United States, supported by rising employment, healthy consumer spending, and falling oil prices. Stocks at all-time highs remain vulnerable to a correction, but the long-term bull market appears intact. We believe a more selective approach continues to make sense in overseas markets, but note that opportunities are growing and could reward investors should recoveries in those markets begin in earnest.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve (Fed) in recent years. One effect has been to push the value of the euro down relative to the U.S. dollar, which benefits European exporters by making their goods cheaper.

While the U.S. equity market appears strong, this year will likely present greater challenges for bond investors. The Fed has signaled its intention to raise short-term interest rates at some point in 2015, and that change may have an adverse effect on many fixed-income portfolios, particularly those that invest in less liquid asset classes. At John Hancock Investments, we are closely monitoring the liquidity of our fixed-income portfolios and communicating regularly with their portfolio managers about these matters.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of February 28, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value International Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
26	Notes to financial statements
34	Evaluation of investment advisory and subadvisory agreements
39	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/15 (%)

The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1 After the close of business on 9-26-14, holders of institutional class shares of the former Robeco Boston Partners International Equity Fund (the predecessor fund) became owners of an equal number of full and fractional Class R6 shares of the John Hancock Disciplined Value International Fund. Class A shares were first offered on 9-29-14. For periods prior to this date, performance is the actual performance of the sole share class of the predecessor fund and may be higher or lower than if adjusted to reflect the expenses of any other share classes.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

International stocks fell slightly amid heightened volatility

International stock indexes were down amid a backdrop of disappointing economic news and heightened volatility.

Stock picking had a negative impact in selected sectors

At the sector level, our stock selection had a negative impact on performance relative to the fund's benchmark in telecommunication services and consumer staples.

Stock selection had a positive impact in cyclical sectors

Our stock picking had a positive impact on the fund's relative performance within the financials, industrials, and materials sectors.

PORTFOLIO COMPOSITION AS OF 2/28/15 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The stock prices of small and midsize companies can change more frequently and dramatically than those of large companies. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. The valuations and prices of value stocks may not increase. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund's securities may be unable or unwilling to make timely principal, interest, or settlement payments, or to otherwise honor its obligations. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Large company stocks could fall out of favor, and less liquid securities may be difficult to sell at a price approximating their value. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track, which may cause lack of liquidity, more volatility, and increased management fees. Investing in REITs subjects the fund to the risks associated with direct ownership of real estate, such as a decline in the value of real estate and general and local economic conditions. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Christopher K. Hart, CFA, Boston Partners

 Christopher K. Hart, CFA
Portfolio Manager
Boston Partners

Developed-market stocks outside North America fell during the period and the fund slightly lagged its benchmark, the MSCI EAFE Index. What factors drove these results?

The path that the broader market took toward its slightly negative result was anything but smooth, as volatility picked up and the market experienced steep sell-offs on three occasions. The cause of these declines was uninspiring economic news from Europe, Japan, and China. Reassuring comments and expanded monetary stimulus measures from key central banks helped to lift investor sentiment, causing stocks to rebound. The U.S. economy remained a bright spot on the world stage, and a steep decline in oil prices provided a tailwind for consumers and for certain segments of the global economy outside the energy sector. The plunge in oil prices had negative impacts on energy and materials stocks and on the economies of energy-exporting countries. Equity markets and commodities, led by oil, managed to rebound modestly in early 2015 amid reports of stronger economic growth in the eurozone currency union. The eurozone's GDP expanded at an annual rate of 0.3% in the fourth quarter of 2014, while Germany grew at a 0.7% rate, more than twice as much as projected. In January 2015, the European Central Bank approved a sovereign bond-buying program that was larger in scope than many had anticipated. This initiative provided a catalyst for equities, and a February cease-fire agreement in Ukraine fueled hopes that the country's geopolitical conflict with Russia was easing. Brinkmanship in debt negotiations between a newly elected government in Greece and the country's eurozone neighbors raised tensions but had a minimal short-term impact on equity markets.

How did the team manage the fund in this environment?

Regardless of external events, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis. As a result, our stock selection usually drives the fund's performance. During the reporting period, stock picking had a positive impact relative to the benchmark. At the sector level, the largest contributions resulting from stock selection came in financials, industrials, and materials. To a lesser degree, our stock picking had negative impacts in telecommunication services and consumer staples. On an

"... the European Central Bank approved a sovereign bond-buying program that was larger in scope than many had anticipated. This initiative provided a catalyst for equities ..."
allocation basis, the fund's overweight in consumer discretionary aided relative results, as the sector outperformed.

Which holdings had the biggest negative impact on the fund's results?

The biggest detractors were the fund's out-of-benchmark positions in Stock Spirits Group PLC, Canadian Natural Resources, Ltd., and Ebara Corporation, and a position in Sanofi SA. Shares of Stock Spirits Group, a U.K.-based producer of European-branded spirits, plunged in November after the company issued a profit warning due to competitive intensity in Poland. Shares of Canadian Natural Resources fell with the price of oil, and Ebara, a Japan-based machine manufacturer, reported earnings results that were below expectations. Sanofi, a France-based pharmaceutical company, saw its shares fall after the company's CEO was ousted and its 2015 forecast for its diabetes products disappointed investors. We sold the fund's positions in Ebara and Sanofi during the period.

Which holdings stood out as strong performers?

The largest contributions came from the fund's out-of-benchmark positions in Liberty Global PLC and Smurfit Kappa Group PLC, and an overweight position in Fresenius SE & Company, KGaA.

Shares of U.K.-based Liberty Global were lifted by news reports indicating that the company was a

SECTOR COMPOSITION AS OF 2/28/15 (%)

"We view opportunities in Japan as incremental, as we remain skeptical that the economic initiatives of Prime Minister Shinzo Abe can provide substantial support for earnings."

potential takeover target and was in talks about a possible deal with Vodafone Group PLC. Smurfit Kappa, an Ireland-based integrated paper and paperboard manufacturer, reported better-than-expected financial results for the fourth quarter of 2014, and the company provided a positive outlook for 2015. Fresenius, a healthcare firm based in Germany, saw its stock advance after U.S. regulators upgraded the status of the company's Grand Island, New York, manufacturing facility. Analysts viewed this approval as important for the company's growth.

Other notable contributions to the fund's relative performance came from positions in food maker Greencore Group PLC (Ireland) and information technology services company Cap Gemini SA (France).

How was the fund positioned at the end of the period?

At the sector level, the fund had overweight positions in consumer discretionary and information technology. The overweight in consumer discretionary was concentrated in media companies, and the overweight in information technology was concentrated in providers of hardware, storage and peripherals, and information technology services. The fund's most significant underweight sector positions were in financials and utilities. Within financials, the fund's underweight was largely the result of its lack of portfolio exposure to European banks, as we remained concerned about the

TOP 10 COUNTRIES AS OF 2/28/15 (%)

Japan	17.2
United Kingdom	17.0
Switzerland	11.8
France	9.7
Germany	9.5
Hong Kong	5.5
Ireland	4.9
Netherlands	4.3
China	3.2
Belgium	2.5
TOTAL	85.6
As a percentage of net assets.
Cash and cash equivalents are not included.

adequacy of European bank capitalization levels. Utilities continued to trade at unattractive valuations, in our view. As a result, the fund had no exposure to the sector.

At the regional level, the fund's holdings included positions in emerging-market stocks that are not within the fund's benchmark. We opportunistically invest in selected emerging-market companies that we believe offer compelling valuations and fundamentals. In Japan, the fund was underweight, as we remain skeptical that the economic initiatives of Prime Minister Shinzo Abe can provide substantial support for earnings.

As we assessed investment prospects at the end of the period, the near-term outlook for the global economy appeared to be mixed. North America continued to show signs of strength while other regions generated only subdued growth. Geopolitical and macroeconomic news is likely to continue to exert substantial influence on global markets. In our view, such a dynamic would create opportunities for strong security selection resulting from dislocations between underlying fundamentals and valuations on an individual company basis.

MANAGED BY

Christopher K. Hart, CFA On the fund since 2011 Investing since 1991
Joshua M. Jones On the fund since 2013 Investing since 2006
Joseph F. Feeney, Jr., CFA On the fund since 2011 Investing since 1985

The views expressed in this report are exclusively those of Christopher K. Hart, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	6-month	Since inception[1]
Class A2	-6.57	12.37	-6.64	44.68
Class C2	-2.84	14.11	-2.91	51.89
Class I2,3	-1.50	14.26	-1.57	52.54
Class R2[2,3]	-1.67	14.20	-1.74	52.28
Class R4[2,3]	-1.60	14.22	-1.68	52.38
Class R6[2,3]	-1.51	14.26	-1.58	52.52
Index†	0.39	13.64	-1.16	49.92

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A*	Class C*	Class I*	Class R2*	Class R4*	Class R6*
Gross (%)	1.55	2.25	1.24	1.64	1.49	1.14
Net (%)	1.38	2.08	1.07	1.47	1.22	0.95

*	Expenses have been estimated.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI EAFE Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI EAFE Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-30-11	15,189	15,189	14,992
Class I2,3	12-30-11	15,254	15,254	14,992
Class R2[2,3]	12-30-11	15,228	15,228	14,992
Class R4[2,3]	12-30-11	15,238	15,238	14,992
Class R6[2,3]	12-30-11	15,252	15,252	14,992

The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	From 12-30-2011
2	After the close of business on 9-26-14, holders of institutional class shares of the former Robeco Boston Partners International Equity Fund (the predecessor fund) became owners of an equal number of full and fractional Class R6 shares of the John Hancock Disciplined Value International Fund. Class A, Class C, Class I, Class R2, Class R4 and Class R6 were first offered on 9-29-14. For periods prior to this date, performance is the actual performance of the sole share class of the predecessor fund and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on September 1, 2014, with the same investment held until February 28, 2015.

	Account value on 9-1-2014	Ending value on 2-28-2015	Expenses paid during period ended 2-28-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,015.70	$6.21	1.45%
Class C	1,000.00	1,013.00	9.06	2.12%
Class I	1,000.00	1,016.50	4.83	1.13%
Class R2	1,000.00	1,015.60	6.08	1.42%
Class R4	1,000.00	1,016.30	5.27	1.23%
Class R6	1,000.00	984.20	4.67	0.95%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on September 1, 2014, with the same investment held until February 28, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 9-1-2014	Ending value on 2-28-2015	Expenses paid during period ended 2-28-2015[2]	Annualized expense ratio
Class A	$1,000.00	$1,017.60	$7.25	1.45%
Class C	1,000.00	1,014.50	10.59	2.12%
Class I	1,000.00	1,019.20	5.66	1.13%
Class R2	1,000.00	1,017.80	7.10	1.42%
Class R4	1,000.00	1,018.70	6.16	1.23%
Class R6	1,000.00	1,020.10	4.76	0.95%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 155/365 for Class A, Class C, Class I, Class R2 and Class R4 and 181/365 for Class R6 (to reflect the period).
2	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Fund's investments

As of 2-28-15 (unaudited)
	Shares	Value
Common stocks 96.0%		$106,575,522
(Cost $102,712,391)
Australia 2.2%		2,463,395
Australia & New Zealand Banking Group, Ltd.	56,305	1,553,322
BHP Billiton PLC	36,465	910,073
Belgium 2.5%		2,779,406
Ageas	35,750	1,286,171
Ontex Group NV (I)	50,235	1,493,235
Canada 2.0%		2,209,084
Barrick Gold Corp.	37,135	483,498
Canadian Natural Resources, Ltd.	29,710	864,135
Precision Drilling Corp. (L)	66,895	407,224
Suncor Energy, Inc.	15,130	454,227
China 3.2%		3,505,464
China Telecom Corp., Ltd., H Shares	830,000	536,603
Lenovo Group, Ltd.	936,000	1,441,866
Shenzhou International Group Holdings, Ltd.	386,000	1,526,995
France 9.7%		10,739,727
AtoS	7,325	520,622
AXA SA	48,025	1,216,734
Bollore SA	243,234	1,333,848
Cap Gemini SA	30,490	2,461,284
Havas SA	8,310	71,981
LISI	18,730	581,492
Safran SA	31,550	2,218,022
Sopra Steria Group	180	15,704
Teleperformance	10,465	807,691
Total SA	28,150	1,512,349
Germany 9.5%		10,538,986
Allianz SE	8,135	1,362,227
Aurelius AG (I)	52,286	2,171,853
Bayer AG	7,995	1,182,539
Fresenius SE & Company KGaA	32,405	1,856,933
Henkel AG & Company KGaA	6,250	657,162
Muenchener Rueckversicherungs AG	5,055	1,049,224
Norma Group SE	27,011	1,442,274
ProSiebenSat.1 Media AG	16,645	816,774
Hong Kong 5.5%		6,107,357
Cheung Kong Holdings, Ltd.	92,000	1,821,031
China Mobile, Ltd.	78,500	1,068,290

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
China Unicom Hong Kong, Ltd.	470,000	$796,264
Hong Kong Land Holdings, Ltd.	95,300	719,849
Hutchison Whampoa, Ltd.	85,000	1,160,993
Wheelock and Company, Ltd.	101,000	540,930
Ireland 4.9%		5,457,177
CRH PLC	57,110	1,612,282
Greencore Group PLC	297,085	1,545,318
Smurfit Kappa Group PLC	82,220	2,299,577
Israel 1.1%		1,159,217
Teva Pharmaceutical Industries, Ltd., ADR	20,330	1,159,217
Italy 2.0%		2,265,924
Assicurazioni Generali SpA	59,000	1,215,390
Cerved Information Solutions SpA (I)	167,615	1,050,534
Japan 17.2%		19,123,858
Ain Pharmaciez, Inc.	17,100	665,398
Aisin Seiki Company, Ltd.	27,000	995,387
Amano Corp.	61,900	744,408
Brother Industries, Ltd.	55,300	932,248
Citizen Holdings Company, Ltd.	153,700	1,171,695
Fuji Heavy Industries, Ltd.	20,600	702,287
Hoshizaki Electric Company, Ltd.	24,900	1,475,039
Inpex Corp.	125,700	1,485,762
ITOCHU Corp.	68,000	761,567
Lintec Corp.	37,300	889,685
Nippon Telegraph & Telephone Corp.	20,500	1,277,732
Nippon Television Holdings, Inc.	74,600	1,236,005
Nitto Denko Corp.	24,600	1,562,665
Resona Holdings, Inc.	190,900	1,073,010
Sankyo Company, Ltd.	3,700	139,653
Seiko Epson Corp.	15,000	552,075
Seven & I Holdings Company, Ltd.	10,000	382,372
Toho Holdings Company, Ltd.	29,800	508,915
Toshiba Corp.	318,000	1,316,221
TS Tech Company, Ltd.	45,000	1,251,734
Netherlands 4.3%		4,813,620
Aegon NV	110,275	853,050
Heineken NV	8,435	657,733
Koninklijke Ahold NV	56,451	1,057,913
Koninklijke Philips NV	28,205	843,234
Royal Dutch Shell PLC, Class A	43,025	1,401,690
Singapore 1.4%		1,554,393
United Overseas Bank, Ltd.	91,900	1,554,393

SEE NOTES TO FINANCIAL STATEMENTS13

			Shares	Value
South Korea 1.0%				$1,131,990
	Samsung Electronics Company, Ltd.		615	760,635
	SK Telecom Company, Ltd.		1,415	371,355
Switzerland 11.8%				13,109,871
	Aryzta AG (I)		9,785	782,671
	Georg Fischer AG		1,790	1,285,849
	Glencore PLC (I)		158,420	731,818
	Kaba Holding AG (I)		2,510	1,361,900
	Novartis AG		29,860	3,053,905
	Roche Holding AG		10,230	2,787,566
	Swiss Re AG		13,950	1,282,307
	The Swatch Group AG		11,405	1,003,545
	Zurich Insurance Group AG (I)		2,565	820,310
Taiwan 0.7%				765,769
	MediaTek, Inc.		51,000	765,769
United Kingdom 17.0%				18,850,284
	Alent PLC		215,868	1,169,316
	AstraZeneca PLC		11,150	768,389
	Berendsen PLC		35,235	597,977
	Cambian Group PLC (I)		344,445	1,102,462
	Dairy Crest Group PLC		12,375	94,783
	HSBC Holdings PLC		219,220	1,954,169
	Imperial Tobacco Group PLC		17,035	838,333
	ITV PLC		442,850	1,538,588
	Liberty Global PLC, Series C (I)		89,875	4,688,779
	Melrose Industries PLC		213,705	987,392
	Rio Tinto PLC		19,875	978,140
	Stock Spirits Group PLC		167,418	510,182
	Vodafone Group PLC		320,845	1,110,544
	WH Smith PLC		89,955	1,860,205
	WPP PLC		27,555	651,025
	Yield (%)		Shares	Value
Securities lending collateral 0.3%				$376,126
(Cost $376,130)
John Hancock Collateral Trust (W)	0.0869(Y	)	37,593	376,126
Short-term investments 4.9%				$5,433,218
(Cost $5,433,218)
Money market funds 4.9%				5,433,218
State Street Institutional U.S. Government Money Market Fund	0.0000(Y	)	5,433,218	5,433,218
Total investments (Cost $108,521,739)† 101.2%				$112,384,866
Other assets and liabilities, net (1.2%)				($1,386,013)
Total net assets 100.0%				$110,998,853

14SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 2-28-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 2-28-15.
†	At 2-28-15, the aggregate cost of investment securities for federal income tax purposes was $108,540,652. Net unrealized appreciation aggregated $3,844,214, of which $4,734,350 related to appreciated investment securities and $890,136 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 2-28-15 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $108,145,609) including ($353,035) of securities loaned	$112,008,740
Investments in affiliated issuers, at value (Cost $376,130)	376,126
Total investments, at value (Cost $108,521,739)	112,384,866
Foreign currency, at value (Cost $75,962)	75,633
Receivable for investments sold	1,165,967
Receivable for fund shares sold	306,366
Dividends and interest receivable	79,131
Receivable for securities lending income	127
Receivable due from advisor	15,659
Other receivables and prepaid expenses	205,055
Total assets	114,232,804
Liabilities
Payable for investments purchased	2,806,234
Payable for fund shares repurchased	300
Payable upon return of securities loaned	376,130
Payable to affiliates
Accounting and legal services fees	1,211
Transfer agent fees	4,462
Trustees' fees	923
Other liabilities and accrued expenses	44,691
Total liabilities	3,233,951
Net assets	$110,998,853
Net assets consist of
Paid-in capital	$107,037,220
Accumulated net investment loss	(36,348)
Accumulated net realized gain (loss) on investments and foreign currency transactions	138,966
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,859,015
Net assets	$110,998,853

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($8,593,792 ÷ 685,495 shares)[1]	$12.54
Class C ($1,206,214 ÷ 96,282 shares)[1]	$12.53
Class I ($14,081,421 ÷ 1,122,563 shares)	$12.54
Class R2 ($95,726 ÷ 7,634 shares)	$12.54
Class R4 ($95,739 ÷ 7,634 shares)	$12.54
Class R6 ($86,925,961 ÷ 6,930,241 shares)	$12.54
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.20

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS   For the year ended 2-28-15 (unaudited)

Investment income
Dividends	$162,681
Securities lending	127
Less foreign taxes withheld	(10,103)
Total investment income	152,705
Expenses
Investment management fees	147,576
Distribution and service fees	10,377
Accounting and legal services fees	14,671
Transfer agent fees	11,230
Trustees' fees	1,233
State registration fees	37,648
Printing and postage	3,655
Professional fees	182,669
Custodian fees	9,200
Registration and filing fees	47,685
Other	6,510
Total expenses	472,454
Less expense reductions	(293,971)
Net expenses	178,483
Net investment loss	(25,778)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	205,088
205,088
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	1,854,628
Investments in affiliated issuers	(4)
1,854,624
Net realized and unrealized gain	2,059,712
Increase in net assets from operations	$2,033,934

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 2-28-15	Year ended 8-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	($25,778)	$260,899
Net realized gain	205,088	1,399,301
Change in net unrealized appreciation (depreciation)	1,854,624	397,507
Increase in net assets resulting from operations	2,033,934	2,057,707
Distributions to shareholders
From net investment income
Class A	(57,047)	—
Class C	(1,269)	—
Class I	(61,413)	—
Class R2	(745)	—
Class R4	(807)	—
Class R6	(119,732)	(180,952)
From net realized gain
Class A	(354,281)	—
Class C	(10,256)	—
Class I	(346,983)	—
Class R2	(4,703)	—
Class R4	(4,703)	—
Class R6	(629,112)	(1,228,663)
Total distributions	(1,591,051)	(1,409,615)
From fund share transactions	96,563,657	2,240,088
Total increase	97,006,540	2,888,180
Net assets
Beginning of period	13,992,313	11,104,133
End of period	$110,998,853	$13,992,313
Undistributed net investment income / (accumulated net investment loss)	($36,348)	$230,443

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	2-28-15	[1,2]
Per share operating performance
Net asset value, beginning of period	$13.10
Net investment loss[3]	(0.03)
Net realized and unrealized gain on investments	0.19
Total from investment operations	0.16
Less distributions
From net investment income	(0.10)
From net realized gain	(0.62)
Total distributions	(0.72)
Net asset value, end of period	$12.54
Total return (%)[4,5]	1.57	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	2.73	[7,8]
Expenses including reductions	1.45	[7]
Net investment loss	(0.64	) [7]
Portfolio turnover (%)	25	[9]

1	The inception date for Class A shares is 9-29-14.
2	Period ended 2-28-15. Unaudited.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.
8	Certain expenses are presented unannualized.
9	The portfolio turnover is shown for the period from 9-1-14 to 2-28-15.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	2-28-15	[1,2]
Per share operating performance
Net asset value, beginning of period	$13.10
Net investment loss[3]	(0.07)
Net realized and unrealized gain on investments	0.20
Total from investment operations	0.13
Less distributions
From net investment income	(0.08)
From net realized gain	(0.62)
Total distributions	(0.70)
Net asset value, end of period	$12.53
Total return (%)[4,5]	1.30	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	6.40	[7,8]
Expenses including reductions	2.12	[7]
Net investment loss	(1.41	) [7]
Portfolio turnover (%)	25	[9]

1	The inception date for Class C shares is 9-29-14.
2	Six months ended 2-28-15. Unaudited.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.
8	Certain expenses are presented unannualized.
9	The portfolio turnover is shown for the period from 9-1-14 to 2-28-15.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	2-28-15	[1,2]
Per share operating performance
Net asset value, beginning of period	$13.10
Net investment loss[3]	(0.02	) [4]
Net realized and unrealized gain (loss) on investments	0.19
Total from investment operations	0.17
Less distributions
From net investment income	(0.11)
From net realized gain	(0.62)
Total distributions	(0.73)
Net asset value, end of period	$12.54
Total return (%)[5]	1.65	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	2.43	[7,8]
Expenses including reductions	1.13	[7]
Net investment loss	(0.34	) [7]
Portfolio turnover (%)	25	[9]

1	The inception date for Class I shares is 9-29-14.
2	Six months ended 2-28-15. Unaudited.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Annualized.
8	Certain expenses are presented unannualized.
9	The portfolio turnover is shown for the period from 9-1-14 to 2-28-15.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	2-28-15	[1,2]
Per share operating performance
Net asset value, beginning of period	$13.10
Net investment loss[3]	(0.03)
Net realized and unrealized gain on investments	0.19
Total from investment operations	0.16
Less distributions
From net investment income	(0.10)
From net realized gain	(0.62)
Total distributions	(0.72)
Net asset value, end of period	$12.54
Total return (%)[4]	1.56	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	11.55	[7,8]
Expenses including reductions	1.42	[7]
Net investment loss	(0.61	) [7]
Portfolio turnover (%)	25	[9]

1	The inception date for Class R2 shares is 9-29-14.
2	Six months ended 2-28-15. Unaudited.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Certain expenses are presented unannualized.
9	The portfolio turnover is shown for the period from 9-1-14 to 2-28-15.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R4 Shares Period ended	2-28-15	[1,2]
Per share operating performance
Net asset value, beginning of period	$13.10
Net investment loss[3]	(0.02)
Net realized and unrealized gain on investments	0.18
Total from investment operations	0.16
Less distributions
From net investment income	(0.10)
From net realized gain	(0.62)
Total distributions	(0.72)
Net asset value, end of period	$12.54
Total return (%)[4]	1.63	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	11.55	[7,8]
Expenses including reductions	1.23	[7]
Net investment loss	(0.42	) [7]
Portfolio turnover (%)	25	[9]

1	The inception date for Class R4 shares is 9-29-14.
2	Six months ended 2-28-15. Unaudited.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Certain expenses are presented unannualized.
9	The portfolio turnover is shown for the period from 9-1-14 to 2-28-15.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	2-28-15	[1,2]	8-31-14 [3]	8-31-13 [3]	8-31-12	[3,4]
Per share operating performance
Net asset value, beginning of period	$13.54		$12.88	$10.79	$10.00
Net investment income[5]	—	[6]	0.27	0.20	0.15
Net realized and unrealized gain (loss) on investments	(0.26)		1.98	2.10	0.64
Total from investment operations	(0.26)		2.25	2.30	0.79
Less distributions
From net investment income	(0.12)		(0.20)	(0.13)	—
From net realized gain	(0.62)		(1.39)	(0.08)	—
Total distributions	(0.74)		(1.59)	(0.21)	—
Net asset value, end of period	$12.54		$13.54	$12.88	$10.79
Total return (%)[7]	(1.58	) [8]	18.18	21.52	7.90	[8]
Ratios and supplemental data
Net assets, end of period (in millions)	$87		$14	$11	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	2.28	[9,10]	2.84	3.18	3.77	[9]
Expenses including reductions	0.95	[9]	0.98	1.30	1.30	[9]
Net investment income	0.07	[9]	1.99	1.63	2.16	[9]
Portfolio turnover (%)	25		67	87	81

1	After the close of business on 9-26-14, holders of Institutional Class shares of the former Robeco Boston Partners International Equity Fund (the Predecessor fund) became owners of an equal number of full and fractional Class R6 shares of the John Hancock Disciplined Value International Fund. These shares were first offered on 9-29-14. Additionally, the accounting and performance history of the Institutional Class shares of the Predecessor fund was redesignated as that of John Hancock Disciplined Value International Fund Class R6.
2	Six months ended 2-28-15. Unaudited.
3	Audited by previous independent registered public accounting firm.
4	Period from 12-30-11 (commencement of operations) to 8-31-12.
5	Based on average daily shares outstanding.
6	Less than $0.005 per share.
7	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
8	Not annualized.
9	Annualized.
10	Certain expenses are presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The fund is the accounting and performance successor of the Robeco Boston Partners International Equity Fund (the Predecessor fund). At the close of business on September 26, 2014, the fund acquired substantially all the assets and assumed the liabilities of the Predecessor fund pursuant to an agreement and plan of reorganization, in exchange for Class R6 shares of the fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Certain prior year balances have been reclassed to conform to the current presentation.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter market are valued using bid prices.

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of February 28, 2015, by major security category or type:

	Total market value at 2-28-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$2,463,395	—	$2,463,395	—
Belgium	2,779,406	—	2,779,406	—
Canada	2,209,084	$2,209,084	—	—
China	3,505,464	—	3,505,464	—
France	10,739,727	—	10,739,727	—
Germany	10,538,986	—	10,538,986	—
Hong Kong	6,107,357	—	6,107,357	—
Ireland	5,457,177	—	5,457,177	—
Israel	1,159,217	1,159,217	—	—
Italy	2,265,924	—	2,265,924	—
Japan	19,123,858	—	19,123,858	—
Netherlands	4,813,620	—	4,813,620	—
Singapore	1,554,393	—	1,554,393	—
South Korea	1,131,990	—	1,131,990	—
Switzerland	13,109,871	—	13,109,871	—
Taiwan	765,769	—	765,769	—
United Kingdom	18,850,284	4,688,779	14,161,505	—
Securities lending collateral	376,126	376,126	—	—
Short-term investments	5,433,218	5,433,218	—	—
Total Investments in Securities	$112,384,866	$13,866,424	$98,518,442	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statements of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended February 28, 2015 were $215. For the six months ended February 28, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. From September 26, 2014 through December 31, 2014, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and investments in passive foreign investment companies.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to September 29, 2014, Robeco Investment Management, Inc. (Robeco) served as investment advisor to the Predecessor fund and Foreside Funds Distributors LLC served as distributor.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, to the sum of (a) 0.900% of the first $250 million of the fund's average daily net assets and (b) 0.875% the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Robeco. The fund is not responsible for payment of the subadvisory fees. Prior to September 29, 2014 the Predecessor fund paid Robeco 0.900% of the Predecessor fund's average daily net assets.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the fund's total expenses excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, and short dividend expense to the extent that expenses of the fund exceed 0.95% of average annual net assets of the fund. This expense limitation expires on February 29, 2016, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class A, Class C, Class I, Class R2, Class R4 and Class R6 shares of the fund to the extent they exceed 0.55%, 1.25%, 0.25%, 0.60%,0.35% and 0.00%, respectively, of average annual net assets. These waivers expire on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to September 29, 2014, Robeco had contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Predecessor fund's total annual operating expenses of its Institutional Class to the extent they exceeded 0.95% of average daily net assets, excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. Prior to January 1, 2015 this voluntary waiver also excluded blue sky fees and printing and postage. This expense reduction will continue in effect until terminated at any time by the Advisor on notice of the fund.

Effective January 1, 2015, the Advisor has voluntarily agreed to waive and/or reimburse all blue-sky fees and printing and postage of the fund until December 31, 2015.

The expense reductions described above amounted to the following for the six months ended February 28, 2015:

Class	Expense reduction	Class	Expense reduction
Class A	$54,046	Class R4	$4,206
Class C	5,280	Class R6	166,856
Class I	59,374	Total	$293,931
Class R2	4,169

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended February 28, 2015 were equivalent to a net annual effective rate of 0.89% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period from September 29, 2014 to February 28, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets. Prior to September 29, 2014, BNYMellon Investment Servicing (US) Inc. (BNY Mellon) served as administrator providing the Predecessor fund with administration and accounting services and regulatory administrative services. For these services BNY Mellon received a monthly fee equal to an annual percentage rate allocated to each series of The RBB Fund Inc., in proportion the fund's net assets. For the period September 1, 2014 to September 26, 2014, the fees amounted to an annual rate of 1.22% of the Predecessor fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least February 29, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $40 for Class R4 shares for the period ended February 28, 2015. Prior to September 29, 2014, the Predecessor fund did not pay distribution fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,575 for the six months ended February 28, 2015. Of this amount, $1,374 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $196 was paid as sales commissions to broker-dealers and $5 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended February 28, 2015, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets. Prior to September 29, 2014, BNY Mellon served as the Predecessor fund's transfer and dividend disbursing agent and received a monthly fee, subject to certain minimum and out of pocket expenses.

Class level expenses. Class level expenses for the six months ended February 28, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$9,073	$3,637	$3,576	$550
Class C	1,106	139	3,558	13
Class I	—	3,748	3,748	538
Class R2	99	6	3,558	8
Class R4	99	6	3,558	8
Class R6	—	3,694	6,135	1,208
Total	$10,377	$11,230	$24,133	$2,325

Effective January 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period January 1, 2015 to February 28, 2015, state registration and printing and postage amounted to $13,515 and $1,330, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended February 28, 2015 and for the year ended August 31, 2014 were as follows:

		Six months ended 2-28-15		Year ended 8-31-14
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	690,494	$8,940,128	—	—
Distributions reinvested	855	10,012	—	—
Repurchased	(5,854)	(72,888)	—	—
Net increase	685,495	$8,877,252	—	—
Class C shares[1]
Sold	97,240	$1,205,078	—	—
Distributions reinvested	533	6,240	—	—
Repurchased	(1,491)	(17,589)	—	—
Net increase	96,282	$1,193,729	—	—
Class I shares[1]
Sold	1,125,783	$14,195,450	—	—
Distributions reinvested	133	1,560	—	—
Repurchased	(3,353)	(41,689)	—	—
Net increase	1,122,563	$14,155,321	—	—
Class R2 shares[1]
Sold	7,634	$100,000	—	—
Net increase	7,634	$100,000	—	—
Class R4 shares[1]
Sold	7,634	$100,000	—	—
Net increase	7,634	$100,000	—	—
Class R6 Shares
Sold	5,856,427	$71,678,056	1,003,840	$13,683,362
Distributions reinvested	64,004	748,844	109,698	1,409,616
Repurchased	(23,463)	(289,545)	(942,305)	(12,852,890)
Net increase	5,896,968	$72,137,355	171,233	$2,240,088
Total net increase	7,816,576	$96,563,657	171,233	$2,240,088

1 The inception date for Class A, Class C, Class I, Class R2 and Class R4 shares is 9-29-14.

Affiliates of the fund owned 82%, 50%, 8%, 100% and 100% of shares of beneficial interest of Class A, Class C and Class I, Class R2 and Class R4, respectively, on February 28, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $100,076,289 and $8,940,014, respectively, for the six months ended February 28, 2015.

Note 7 — Reorganization

At the close of business on September 26, 2014, the fund acquired all the assets and liabilities of the Predecessor fund in exchange for the Class R6 shares of the fund. The fund had no assets, liabilities or operations prior to the reorganization.

The agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Predecessor fund in exchange for a representative amount of shares of the fund; (b) the liquidation of the Predecessor fund; and (c) the distribution to the Predecessor fund's shareholders of the fund's shares. The reorganization was intended to allow the Predecessor fund to be better positioned to increase asset size and achieve potential long-term economies of scale by increasing sales and spreading fixed expenses over a larger asset base. As a result of the reorganization, the fund is the legal survivor, and the accounting and performance successor to the Predecessor fund. Institutional Class shares of the Predecessor fund have been redesignated as that of Class R6 shares of the fund.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the fund or its shareholders. Thus, the investments were transferred to the fund at the Predecessor fund's identified cost. All distributable amounts of net income and realized gains from the Predecessor fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Predecessor fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on September 26, 2014. The following outlines the reorganization:

Predecessor fund	Acquired net asset value of the Predecessor fund	Appreciation of Predecessor fund's investments	Shares issued by the fund	Total net assets after combination
Robeco Boston Partners International Equity Fund	$13,585,968	$1,511,499	1,036,930.325	$13,585,968

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved John Hancock Disciplined Value International Fund (the New Fund), a new series of the Trust.

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) relating to the New Fund (the Advisory Agreement); and
(b)	a subadvisory agreement between the Advisor and Robeco Investment Management, Inc. (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and performance information for comparable accounts managed by the Subadvisor, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other funds that it manages. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor's affiliates, including distribution services. The Board also took into account a presentation from the Subadvisor at the June 23-25, 2014 in-person meeting.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and Subadvisor and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees and net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated management fees, which include both advisory and administrative costs, were higher than the peer group median and below the peer group average. The Board also noted that the New Fund's anticipated total net expenses were below the peer group median and average. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds.

The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees, and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or reimburse expenses with respect to the New Fund. The Board also noted management's discussion of the New Fund's anticipated expenses, as well as certain actions taken over the past several years to reduce the Funds' operating expenses.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	considered the financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Fund;
(c)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to contract owners under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(d)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(e)	noted that the subadvisory fees for the New Fund are paid by the Advisor and are negotiated at arm's length;
(f)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the New Fund, and that the Trust's distributor will receive Rule 12b-1 payments to support distribution of the New Fund;
(g)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund; and
(h)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed to waive a portion of its management fee for the New Fund and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are each of the fund of funds in the complex, which benefit through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.);
(b)	considered that the Advisor has agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the New Fund to reduce operating expenses;

(c)	reviewed the New Fund's advisory fee structure and concluded that: (i) the New Fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management's discussion of the New Fund's advisory fee structure; and
(d)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(b)	the comparative performance of the New Fund's benchmark and comparable funds managed by the New Fund's portfolio managers; and
(c)	the proposed subadvisory fee for the New Fund.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the Subadvisor's responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

The Board also received information with respect to any Material Relationships with respect to the Subadvisor, which include arrangements in which unaffiliated subadvisors or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust's advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund and the Board relies on the ability of the Advisor to negotiate the subadvisory fees at arm's-length.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's subadvisory fee compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable. The Board noted the limited size of the peer group. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board took into account that a composite of comparable accounts managed by the Subadvisor outperformed the New Fund's benchmark and peer group for the one-, three- and five-year periods ended March 31, 2014. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other funds of the fund complex and the Board is generally satisfied with the Subadvisor's management of these funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	The proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided and are a product of arm's length negotiations between the Advisor and Subadvisor; and
(3)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

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The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

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John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF220975	455SA 2/15 4/15

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)       There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	April 14, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	April 14, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	April 14, 2015